UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2017

TD Ameritrade Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-35509	82-0543156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South 108th Avenue

Omaha, Nebraska 68154

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (402) 331-7856

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On December 12, 2017, TD Ameritrade Holding Corporation (the “Company”) announced that the Rodger O. Riney Family Voting Trust U/A/D 12/31/2012 (the “Riney Trust”), the Paula and Rodger Riney Foundation and the St. Louis Community Foundation, Inc. (together, the “Selling Stockholders”) have agreed to sell in an underwritten secondary offering (the “Offering”) a total of 27,685,493 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), pursuant to the shelf registration statement (File No. 333-220513) filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on September 18, 2017.

The Company previously issued to the Riney Trust 27,685,493 shares of Common Stock in connection with the Company’s acquisition of Scottrade Financial Services, Inc., completed in September 2017. The Riney Trust subsequently transferred 4,545,066 shares to Rodger O. Riney, who in turn transferred 2,545,066 shares to the Paula and Rodger Riney Foundation and 2,000,000 shares to the St. Louis Community Foundation, Inc., all of which shares will be sold in the Offering.

Prior to the proposed Offering, the Selling Stockholders collectively owned 27,685,493 shares in the aggregate, representing approximately 4.9% of the Company’s outstanding shares of Common Stock, based on the number of shares outstanding as of November 2, 2017. Upon completion of the proposed Offering, the Selling Stockholders will no longer own any shares of the Company’s Common Stock. The Company is not selling any shares and will not receive any proceeds from the proposed Offering.

A copy of the press release issued by the Company, dated December 12, 2017, announcing the secondary Offering is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated December 12, 2017

Safe Harbor

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts, stock price or any projections or expectations regarding the acquisition of Scottrade Financial Services, Inc., as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include, but are not limited to: general economic and political conditions and other securities industry risks, fluctuations in interest rates, stock market fluctuations and changes in client trading activity, credit risk with clients and counterparties, increased competition, systems failures, delays and capacity constraints, network security risks, liquidity risks, new laws and regulations affecting our business, regulatory and legal matters, difficulties and delays in integrating the Scottrade business or fully realizing cost savings and other benefits from the acquisition, business disruption following the Scottrade acquisition, changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, customer disintermediation, the introduction, withdrawal, success and timing of business initiatives, competitive conditions, disruptions due to Scottrade integration-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities, the inability to realize synergies or to implement integration plans and other consequences associated with mergers, acquisitions and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on November 17, 2017 and in our other filings with the SEC. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated December 12, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION

Date: December 12, 2017	By:	/s/ Ellen L.S. Koplow
Name: Ellen L.S. Koplow
Title: Executive Vice President, General Counsel